Exhibit 10. 3

SECOND AMENDMENT TO

PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Amendment") dated the 10th day of May 2013, by and between MILLER CREEK RESIDENCES, LLC ("Seller") and TRADE STREET OPERATING PARTNERSHIP, L.P. ("Buyer").

WITNESSETH:

WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement having an Effective Date of February 22, 2013, as amended by that certain First Amendment to Purchase and Sale Agreement dated April 8, 2013 (collectively "Agreement"); and

WHEREAS, the parties desire to amend certain terms and provisions of the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties intending to be legally bound, hereby agree as follows:

1.          The recitations heretofore set forth are true and correct and are incorporated herein by this reference.

2.          The Agreement as amended by this Amendment remains in full force and effect. To the extent of any inconsistency between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall supersede and control to the extent of such inconsistency. Terms not otherwise defined herein shall have the meaning set forth in the Agreement.

3.          Section 6.1(c) of the Agreement is hereby amended to reflect that the definition of "Inspection Period" shall expire at the end of May 14, 2013.

4.          The Final Deposit shall be paid by Buyer to Escrow Agent on or before May 16, 2013.

5.          Buyer confirms that it has completed its physical inspection of the Improvements and waives its right to terminate the Agreement based on the conditions of the Improvements; subject, however, to Seller's obligations to complete construction of the Improvements pursuant to Section 9 of the Agreement.

6.          This Amendment may be executed in any number of counterparts, each of which, when executed, shall be deemed an original and all of which shall be deemed one and the same instrument. Facsimile transmission signatures of this Amendment shall be deemed to be original signatures.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

SELLER:

MILLER CREEK RESIDENCES, LLC, a
Delaware limited liability company

By: RMD-Memphis, LLC, an Alabama limited
Liability company, its Manager

By:	/s/ Robert B. Crumpton III
Name:	Robert B. Crumpton III
Title:	Manager
Date:	5/10/13

BUYER:

TRADE STREET OPERATING

PARTNERSHIP, L.P., a Delaware
limited partnership

By:	Trade Street OP GP,. LLC, a Delaware
limited liability company, its General
Partner

	By:	Trade Street Residential, Inc.,
a Maryland corporation,
its Sole Member

By:	/s/ Bert Lopez
Name:	Bert Lopez
Title:	COO/CFO
Date:	5/10/13